Supplement dated August 27, 2004 to the Prospectus and Supplement dated May 1, 2004 for the Pacific Value variable annuity contract
issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein.

This supplement must be preceded or accompanied by the Pacific Value Prospectus and supplement dated May 1, 2004.

This supplement changes the Prospectus and supplement dated May 1, 2004 as follows:

All references to SP Jennison International Growth Portfolio are replaced with the following:

SP William Blair International Growth Portfolio
     (Formerly called SP Jennison International Growth Portfolio)

The Portfolio Manager for the SP William Blair International Growth Portfolio (Formerly called SP Jennison International Growth Portfolio) in the About the Variable Investment Options chart is replaced with the following:

William Blair & Company LLC